STATEMENT TO CERTIFICATEHOLDERS

Household Home Equity Loan Trust 2001-2

Distribution Number	22
Beginning Date of Accrual Period	21-Jul-03
End Date of Accrual Period	19-Aug-03
Distribution Date	20-Aug-03
Previous Distribution Date	21-Jul-03

Funds Disbursement
Available Funds for Distribution and Skip-A-Pay Advances/Reimbursements
Principal Collections	18,503,897.77
Collections of Interest (net of Servicing Fee and principal recoveries)
Servicing Fee	165,077.62
Principal recovery	605.83
Skip-A-Pay Advances	0.00
Skip-A-Pay Reimbursement Amount	0.00

Disbursements	21,724,316.28
Interest Paid to Certificates	324,350.59
Principal Paid to Certificates	18,774,981.79
Equity Certificate	2,459,906.28
Servicing Fee	165,077.62

Balance Reconciliation

Begin Principal Balance	396,186,289.05
Principal Collections (including repurchases)	18,503,897.77
Charge off Amount	271,084.02
End Principal Balance	377,411,307.26

Collateral Performance
Cash Yield (% of beginning balance)	9.75%
Charge off Rate (net of principal recoveries; % of beginning balance)
Net Yield	8.93%

Delinquent Loans
30-59 days principal balance of loan	16,053,369.71
30-59 days number of loans	181
60-89 days principal balance of loan	2,873,437.05
60-89 days number of loans	35
90+ days principal balance of loan	15,043,039.08
90+ days number of loans	175

Loan Detail
Number Purchased pursuant to 2.02, 2.04 and 3.01
Principal Balance Purchased pursuant to 2.02, 2.04 and 3.01
Substitution Adjustment Amounts	-
Number of HEL outstanding (BOP)	4,813
Number of HEL outstanding (EOP)	4,621
Number of Loans that went into REO	9
Principal Balance of Loans that went into REO

Overcollateralization
Begin OC Amount	142,530,364.62
OC Release Amount	0.00
Extra Principal Distribution	-
End OC Amount	142,530,364.62

Target OC Amount	142,530,364.62
Interim OC Amount	142,530,364.62
Interim OC Deficiency	-

Monthly Excess Cashflow	2,459,906.28

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Total Certificate Balance as Percent of Total Original Certificate Balance

Interest Calculations
1 month LIBOR	1.10000%
Class A Formula Rate (1-mo. Libor plus 37bps)
Class A Pass-Through Rate	1.47000%
Class M Formula Rate (1-mo. Libor plus 95bps)
Class M Pass-Through Rate	2.05000%
Available Funds Cap	10.52630%

Class A Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	25.293492
2. Principal Distribution per $1,000	24.881697
3. Interest Distribution per $1,000	0.411795

B. Calculation of Class A Interest Due & Paid
1. Class A Pass-Through Rate	1.47000%
2. Days in Accrual Period	30

3. Class A Interest Due	276,203.58
4. Class A Interest Paid	276,203.58
5. Class A Supplemental Interest Amount Paid

6. Class A Unpaid Interest Carry Forward Amount, EOP
7. Class A Unpaid Supplemental Interest Amount, EOP

C. Calculation of Class A Principal Due & Paid
1. Class A Principal Balance, BOP	225,472,306.34
2. Class A Principal Due	16,688,900.35
3. Class A Principal Paid	16,688,900.35
4. Class A Principal Carry Forward Amount Paid
5. Class A unpaid Principal Carry Forward Amount
6. Class A Principal Balance, EOP	208,783,405.99

7. Class A Certificate Balance as a % of the Original Class A Certificate Balance, EOP
8. Class A Certificate Balance as a % of the Pool Balance, EOP

Class M Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	25.455969
2. Principal Distribution per $1,000	24.881697
3. Interest Distribution per $1,000	0.574273

B. Calculation of Class M Interest Due & Paid
1. Class M Pass-Through Rate	2.05000%
2. Days in Accrual Period	30

3. Class M Interest Due	48,147.01
4. Class M Interest Paid	48,147.01
5. Class M Supplemental Interest Amount Paid

6. Class M Unpaid Interest Carry Forward Amount, EOP
7. Class M Unpaid Supplemental Interest Amount, EOP

C. Calculation of Class M Principal Due & Paid
1. Class M Principal Balance, BOP	28,183,618.09
2. Class M Principal Due	2,086,081.44
3. Class M Principal Paid	2,086,081.44
4. Class M Principal Carry Forward Amount Paid
5. Class M Unpaid Principal Carry Forward Amount
6. Class M Principal Balance, EOP	26,097,536.65

7. Class M Certificate Balance as a % of the Original Class M Certificate Balance, EOP
8. Class M Certificate Balance as a % of the Pool Balance, EOP